===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               September 1, 1998
                          ARCHSTONE COMMUNITIES TRUST
            (Exact name of registrant as specified in its charter)


          Maryland                      1-10272                  74-6056896
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification no.)

             7670 South Chester Street
                Englewood, Colorado                          80112
      (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (303) 708-5959

         (Former name or former address, if changed since last report)

===============================================================================

ITEM 5. OTHER EVENTS

     This Current Report on Form 8-K is being filed to provide updated historical and pro forma financial information for Security Capital Atlantic Incorporated ("Atlantic") and pro forma financial information for Archstone Communities Trust. A summary of the financial information provided is contained in Item 7 of this report.

     As previously reported, on June 29, 1998, the shareholders of both Security Capital Pacific Trust ("PTR") and Atlantic, approved a merger transaction which was consummated in July 1998, whereby Atlantic, a multifamily real estate investment trust which operated primarily in the mid-Atlantic and southeastern United States, was merged with and into PTR. The combined company has continued its existence under the name Archstone and is traded on the New York Stock Exchange under the symbol "ASN".

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                                                                           Page
                                                                          Number
                                                                          ------

  a.   Atlantic Historical Condensed Financial Statements:...............    4

  b.   Pro Forma Financial Information:

          Atlantic Pro Forma Condensed Financial Statements..............   18

          Archstone Pro Forma Condensed Financial Statements.............   28

  c.   Exhibits..........................................................   40

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

              INDEX TO HISTORICAL CONDENSED FINANCIAL STATEMENTS

                                                                                     Page
                                                                                    Number
                                                                                    ------
Condensed Balance Sheets--June 30, 1998 (unaudited) and December 31, 1997............  5

Condensed Statements of Earnings--Three and six months ended June 30, 1998 and 1997
(unaudited)..........................................................................  6

Condensed Statement of Shareholders' Equity--Six months ended June 30, 1998
(unaudited)..........................................................................  7

Condensed Statements of Cash Flows--Six months ended June 30, 1998 and 1997
(unaudited)..........................................................................  8

Notes to Condensed Financial Statements..............................................  9

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

                           CONDENSED BALANCE SHEETS

                     (In thousands, except share amounts)

                                                                                  June 30,        December 31,
                                                                                    1998              1997
                                                                               --------------     -------------
                                 ASSETS                                         (Unaudited)
                                 ------
Real estate..............................................................      $    1,600,609     $   1,364,572
Less accumulated depreciation............................................              79,745            65,626
                                                                               --------------     -------------

                                                                                    1,520,864         1,298,946
Homestead convertible mortgage notes receivable..........................             119,424           122,482
                                                                               --------------     -------------
 Net investments.........................................................           1,640,288         1,421,428
Cash and cash equivalents................................................               2,448             1,273
Other assets.............................................................              24,739            18,710
                                                                               --------------     -------------
     Total assets........................................................      $    1,667,475     $   1,441,411
                                                                               ==============     =============

                  LIABILITIES AND SHAREHOLDERS' EQUITY
                  ------------------------------------
Liabilities:
  Credit facilities......................................................      $      389,772     $     164,743
  Long-term debt.........................................................             150,000           150,000
  Mortgages payable......................................................             157,479           170,525
  Distributions payable..................................................                  --            19,104
  Accounts payable.......................................................              23,940            22,774
  Accrued expenses and other liabilities.................................              39,242            23,284
                                                                               --------------     -------------
     Total liabilities...................................................             760,433           550,430
                                                                               --------------     -------------

  Minority interest......................................................              19,026                --
                                                                               --------------     -------------

Shareholders' equity (250,000,000 total shares authorized):
  Series A Preferred Shares (2,000,000 shares issued and outstanding at
   June 30, 1998 and December 31,1997; stated liquidation preference
    of $25 per share)....................................................              50,000            50,000
  Common Shares (47,752,052 issued and outstanding at June 30,
   1998 and 47,760,580 issued and outstanding at December 31, 1997)......                 478               478
  Additional paid-in capital.............................................             904,440           904,668
  Employee stock purchase notes..........................................             (12,053)          (12,347)
  Unrealized holding gain on Homestead convertible mortgage notes
    receivable...........................................................               8,750            16,707
  Distributions in excess of net earnings................................             (63,599)          (68,525)
                                                                               --------------     -------------
     Total shareholders' equity..........................................             888,016           890,981
                                                                               --------------     -------------
     Total liabilities and shareholders' equity..........................      $    1,667,475     $   1,441,411
                                                                               ==============     =============

         See accompanying notes to the condensed financial statements.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

                        CONDENSED STATEMENTS OF EARNINGS

                                  (Unaudited)

                      (In thousands, except share amounts)

                                                                                    Three Months Ended       Six Months Ended
                                                                                         June 30,                June 30,
                                                                                   --------------------    --------------------
                                                                                     1998        1997        1998        1997
                                                                                   --------    --------    --------    --------
Revenues:
  Rental revenues..............................................................    $ 50,681    $ 41,107    $ 96,829     $80,822
  Interest income on Homestead convertible mortgage notes......................       2,202         744       4,311         929
  Other income.................................................................         224         104         392         161
                                                                                   --------    --------    --------    --------
                                                                                     53,107      41,955     101,532      81,912
                                                                                   --------    --------    --------    --------
Expenses:
  Rental expenses:
    Paid to affiliate..........................................................         392       1,416         796       2,696
    Paid to third parties......................................................      13,542      10,431      25,522      20,637
  Real estate taxes............................................................       4,965       4,017       9,565       7,866
  Depreciation on real estate investments......................................       8,652       6,451      16,450      12,583
  Interest.....................................................................       7,765       4,624      13,674       9,385
  General and administrative:
    Paid to affiliate..........................................................         251       3,200         465       6,229
    Paid to third parties......................................................       1,197         237       2,407         502
  Provision for possible loss on investments...................................          --          --          --         200
  Termination of interest rate lock............................................       5,965          --       5,965          --
  Other........................................................................         274           8         290          65
                                                                                   --------    --------    --------    --------
                                                                                     43,003      30,384      75,134      60,163
                                                                                   --------    --------    --------    --------
Earnings from operations.......................................................      10,104      11,571      26,398      21,749
  Gain on disposition of real estate...........................................          --         259          --         259
                                                                                   --------    --------    --------    --------
Earnings before extraordinary item.............................................      10,104      11,830      26,398      22,008
  Extraordinary item-costs related to early extinguishment of debt.............         104          --         223          --
                                                                                   --------    --------    --------    --------
Net earnings...................................................................      10,000      11,830      26,175      22,008
  Less preferred share dividends...............................................       1,078          --       2,156          --
                                                                                   --------    --------    --------    --------
Net earnings attributable to Common Shares.....................................    $  8,922    $ 11,830    $ 24,019    $ 22,008
                                                                                   ========    ========    ========    ========

Per Common Share amounts:
  Basic and diluted earnings before extraordinary item.........................    $   0.19    $   0.29    $   0.51    $   0.56
                                                                                   ========    ========    ========    ========
  Basic and diluted net earnings attributable to Common Shares.................    $   0.19    $   0.29    $   0.50    $   0.56
                                                                                   ========    ========    ========    ========
  Basic weighted average Common Shares outstanding.............................      47,752      41,228      47,752      39,569
                                                                                   ========    ========    ========    ========
  Diluted weighted average Common Shares outstanding...........................      47,755      41,228      47,753      39,569
                                                                                   ========    ========    ========    ========
  Distributions paid...........................................................    $   0.40    $   0.39    $   0.80    $   0.78
                                                                                   ========    ========    ========    ========

         See accompanying notes to the condensed financial statements.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

                  CONDENSED STATEMENT OF SHAREHOLDERS' EQUITY

                        SIX MONTHS ENDED JUNE 30, 1998

                                  (Unaudited)

                                 (In thousands)

                                               Series A                                      Unrealized
                                               Preferred                                      gains on
                                                 Shares                           Employee    Homestead     Distributions
                                              at aggregate  Common    Additional   stock     convertible      in excess
                                              liquidation  Shares at   paid-in    purchase  mortgage notes      of net
                                               preference  par value   capital      notes     receivable       earnings     Total
                                              -----------  ---------  ----------  --------  --------------  -------------  --------
Balances at December 31, 1997.................    $50,000      $478     $904,668  $(12,347)    $16,707         $(68,525)   $890,981
                                                                                                                           --------
  Net earnings................................         --        --           --        --          --           26,175      26,175
  Preferred share dividends paid..............         --        --           --        --          --           (2,156)     (2,156)
  Other comprehensive income -- change in
    unrealized holding gain on Homestead
    convertible mortgage notes receivable.....         --        --           --        --      (7,957)              --      (7,957)
                                                                                                                           --------
  Comprehensive income attributable to Common
    Shares....................................                                                                               16,062
                                                                                                                           --------

  Common Shares repurchased under employee
    stock purchase plan, net of issuances.....         --        --         (218)      200          --               --         (18)
  Principal payments on employee stock
    purchase notes............................         --        --           --        94          --               --          94
  Common Share distributions paid.............                                                                  (19,093)    (19,093)
  Other.......................................         --        --          (10)       --          --               --         (10)
                                                  -------      ----     --------  --------     -------         --------    --------
Balances at June 30, 1998.....................    $50,000      $478     $904,440  $(12,053)    $ 8,750         $(63,599)   $888,016
                                                  =======      ====     ========  ========     =======         ========    ========

         See accompanying notes to the condensed financial statements.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

                       CONDENSED STATEMENTS OF CASH FLOWS

                                  (Unaudited)
                                 (In thousands)

                                                                              Six Months Ended June 30,
                                                                              -------------------------
                                                                                 1998            1997
                                                                              -----------     ---------
Operating activities:
  Net earnings.........................................................       $    26,175     $  22,008
  Minority interest....................................................               228           --
  Adjustments to reconcile net earnings to net cash flow
   provided by operating activities:
     Depreciation and amortization.....................................            16,709        12,728
     Early extinguishment of debt......................................               223           --
     Provision for possible loss on investments........................               --            200
     Decrease in accounts payable......................................            (1,580)       (2,259)
     Increase in accrued expenses and other liabilities................            10,827         7,182
     Increase in other assets..........................................            (6,561)       (3,976)
     Gain on disposition of real estate................................               --           (259)
                                                                              -----------     ---------
      Net cash flow provided by operating activities...................            46,021        35,624
                                                                              -----------     ---------

Investing activities:
  Real estate investments..............................................          (238,741)      (96,066)
  Proceeds from disposition of real estate.............................            27,559        11,873
  Tax-deferred exchange proceeds held in escrow........................               --         (2,154)
  Funding of Homestead convertible mortgage notes......................            (5,119)      (52,000)
                                                                              -----------     ---------
      Net cash flow used by investing activities.......................          (216,301)     (138,347)
                                                                              -----------     ---------
Financing activities:
  Proceeds from sales of shares........................................                20        82,473
  Proceeds from short-term borrowings..................................         1,236,375       154,750
  Repayments of short-term borrowings..................................        (1,011,346)     (104,000)
  Distributions paid on Common Shares..................................           (38,197)      (31,115)
  Dividends paid on preferred shares...................................            (2,156)          --
  Distributions paid to minority interests.............................              (228)          --
  Transaction costs incurred...........................................               (23)          --
  Regularly scheduled mortgage principal payments......................              (943)         (753)
  Early extinguishment of mortgage debt................................           (12,103)          --
  Debt issuance costs incurred.........................................                --          (110)
  Principal payments and retirements on employee stock purchase
   notes...............................................................                94           --
  Common Shares repurchased under employee stock purchase plan,
   net of issuances....................................................               (38)          --
                                                                              -----------     ---------
      Net cash flow provided by financing activities...................           171,455       101,245
                                                                              -----------     ---------
Net increase (decrease) in cash and cash equivalents...................             1,175        (1,478)
Cash and cash equivalents, beginning of period.........................             1,273         4,339
                                                                              -----------     ---------
Cash and cash equivalents, end of period...............................       $     2,448     $   2,861
                                                                              ===========     =========

Non-cash investing and financing activities:
  Change in the unrealized gains on Homestead convertible
   mortgage notes receivable...........................................       $    (7,957)    $  19,351
  Notes retired under employee stock purchase plan.....................               580           --
  Notes issued to employees under employee stock purchase plan.........       $       380     $     --

         See accompanying notes to the condensed financial statements.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

                                 June 30, 1998
                                  (Unaudited)

NOTE 1  General

     The financial statements of Security Capital Atlantic Incorporated ("Atlantic") as of June 30, 1998 and for the three and six months ended June 30, 1998 and 1997 are unaudited and certain information and footnote disclosures normally included in financial statements have been omitted. While management of Atlantic believes that the disclosures presented are adequate, these interim financial statements should be read in conjunction with the financial statements and notes included in Atlantic's 1997 Annual Report on Form 10-K.

     In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of Atlantic's financial statements for the interim periods presented. The results of operations for the three and six months ended June 30, 1998 and 1997 are not indicative of the results to be expected for the entire year. All financial information contained in these financial statements and the related footnotes represent the historical financial position, results of operations and cash flows of Atlantic and do not give effect to the Atlantic Merger described in Note 2.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Atlantic reports comprehensive income in accordance with Statement of Financial Accounting Standards ("SFAS") No. 130, Reporting Comprehensive Income. For the three months ended June 30, 1998 Atlantic had comprehensive income attributable to common shares of $0.4 million. For the three and six months ended June 30, 1997, Atlantic had comprehensive income attributable to common shares of $25.3 million and $41.4 million.

     Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

  Per Share Data

     The following is a reconciliation of the denominator used to compute basic net earnings per Atlantic common share ("Common Share"), to the denominator used to compute diluted net earnings per Common Share, for the periods indicated (in thousands, except per share amounts):

                                                                    Three Months Ended         Six Months Ended
                                                                         June 30,                  June 30,
                                                                  --------------------     ---------------------
                                                                     1998       1997          1998        1997
                                                                  ---------  ---------     ---------   ---------
Weighted average number of Common Shares
 outstanding--Basic.............................................     47,752    41, 228        47,752      39,569
 Incremental options outstanding................................          3        --              1         --
                                                                  ---------  ---------     ---------   ---------
Weighted average number of Common Shares
 outstanding--Diluted...........................................     47,755     41,228        47,753      39,569
                                                                  =========  =========     =========   =========

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

             NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

NOTE 2  Merger Transaction

     On June 29, 1998, the shareholders of both Atlantic and Security Capital Pacific Trust ("PTR"), approved a merger transaction which was consummated in July 1998, whereby Atlantic, which operated primarily in the mid-Atlantic and southeastern United States, was merged with and into PTR ("the Atlantic Merger"). The combined company has continued its existence under the name Archstone and is traded on the New York Stock Exchange under the symbol "ASN". In accordance with the terms of the Atlantic Merger, each outstanding Atlantic common share was converted into the right to receive one Archstone common share and each outstanding Atlantic Series A preferred share was converted into the right to receive one comparable share of a new class of Archstone Series C preferred shares. In addition, Archstone assumed Atlantic's debt and other liabilities upon consummation of the Atlantic Merger. The Atlantic Merger was structured as a tax-free merger and was accounted for under the purchase method. Subsequent to June 30, 1998 Atlantic expensed $0.8 million in merger related costs.

NOTE 3    Real Estate

  Investment in Real Estate

     Atlantic's real estate, which consists entirely of multifamily communities, at cost, was as follows (dollar amounts in thousands):


                                                    June 30, 1998                December 31, 1997
                                              --------------------------    ---------------------------
                                               Investment        Units        Investment        Units
                                              -------------    ---------    --------------    ---------
Operating communities......................      $1,285,450       23,916        $1,132,511       21,693

Communities under construction.............         295,041(1)     6,548(1)        217,065        5,847
Communities in planning(2):
     Owned.................................          20,118(3)     1,338(4)         10,709(3)       928(4)
     Under control.........................              --(5)     1,472(4)             --(5)     1,864(4)
                                              -------------    ---------    --------------    ---------
                                                     20,118        2,810            10,709        2,792
Land held for future development(6)........              --           --             4,287           --
                                              -------------    ---------    --------------    ---------
        Total..............................      $1,600,609(7)    33,274        $1,364,572(7)    30,332
                                              =============    =========    ==============    =========

________

(1) At June 30, 1998 includes communities which were leasing completed units of $187.0 million (3,042 units) and communities with no completed units of $108.0 million (3,506 units). Unfunded commitments for all communities under construction were $138.2 million at June 30, 1998 which will result in a total completed construction cost of $433.2 million.

(2) The term "in planning" means that construction is anticipated to commence within 12 months. The term "under control" means that Atlantic has an exclusive right (through a contingent contract or letter of intent) during a contractually agreed-upon time period to acquire land for future development of multifamily communities, but does not currently own the land. There can be no assurance that such land will be acquired.

(3) Costs for owned communities in planning are primarily for land acquisitions.

(4) Unit information is based on management's estimates and is unreviewed and unaudited.

(5) Atlantic's investment at June 30, 1998 and December 31, 1997 in communities in planning and under control for future development was $1.3 million and $1.8 million, respectively. These amounts are classified as other assets.

(6)  Construction is not anticipated to commence within 12 months.

(7) Communities located in Atlanta, Georgia aggregated 25.9% and 28.5% at June 30, 1998 and December 31, 1997, respectively, of Atlantic's real estate, at cost.

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

             NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

  Capital Expenditures

    As part of its operating strategy, Atlantic conducts regular reviews of its assets which involves an evaluation of each community's physical condition relative to management's business objectives as well as the community's competitive position in its market. In conducting these evaluations, management considers Atlantic's return on investment in relation to its long-term cost of capital as well as research and analysis of competitive market factors.

    In conjunction with the acquisition and related underwriting of a multifamily operating community, Atlantic prepares acquisition budgets that encompass the incremental capital needed to meet Atlantic's investment objectives. These expenditures, combined with the initial acquisition costs, are capitalized and classified as "acquisition-related" capital expenditures, as incurred.

    Other capital expenditures on operating communities are classified as either "redevelopment" or "recurring". The redevelopment category includes redevelopment, revenue-enhancing and expense-reducing capital expenditures. Redevelopment initiatives are intended to reposition the community in the marketplace and include items such as significant upgrades to the interiors, exteriors, landscaping and amenities. Revenue-enhancing expenditures include investments which are expected to produce incremental community revenues, such as building garages/carports, adding storage facilities or gating a community. Expense-reducing expenditures include items such as water submetering systems and xeriscaping which reduce future operating costs. Recurring capital expenditures consist of significant expenditures for items having a useful life in excess of one year which are incurred to maintain a community's long-term physical condition at a level commensurate with Atlantic's stringent operating standards. Examples of recurring capital expenditures include roof replacements, parking lot resurfacing and exterior painting.

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

             NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

     Repairs and maintenance and make-ready expenditures, including carpet and appliance replacements, are expensed as incurred, to the extent they are not acquisition-related costs identified during Atlantic's pre-acquisition due diligence. Make-ready expenditures are costs incurred in preparing a vacant multifamily unit for the next resident. The change in investments in real estate, at cost, consisted of the following (in thousands):

          Balance at January 1, 1998........................................    $  1,364,572
           Multifamily:
             Acquisitions-related expenditures..............................         136,629
             Redevelopment expenditures.....................................           5,299
             Recurring capital expenditures.................................           2,140
             Development expenditures, excluding land acquisitions..........         103,245
             Acquisition and improvement of land for development............          13,200
             Dispositions...................................................         (24,476)
                                                                                ------------
             Balance at June 30, 1998.......................................    $  1,600,609
                                                                                ============

     At June 30, 1998, Atlantic had unfunded multifamily construction and redevelopment commitments aggregating approximately $138.2 million.

  Partnership Agreement

     On May 1, 1998, Atlantic acquired a controlling general partnership interest in Atlantic Multifamily Limited Partnership-I ("Partnership-I") which simultaneously acquired six operating communities aggregating 1,494 units. On July 1, 1998, Partnership-I acquired two additional operating communities, aggregating 498 units. One additional community which has 392 units will be acquired in January 1999.

     Upon completion of the final acquisition, Partnership-I will own nine communities with a total investment of approximately $161.1 million. Atlantic will have an 87% general partnership interest in Partnership-I based upon its anticipated total cash investment of approximately $141.0 million. The communities acquired by Partnership-I are not encumbered by debt.

     Atlantic is the sole general partner of Partnership-I, which is organized as a Delaware limited partnership. Under the terms of the partnership agreement, Atlantic has sole management power over the partnership. Should a community owned by Partnership-I be sold, Atlantic has agreed to utilize tax-deferred exchanges in order to mitigate the tax consequences to the limited partners. At any time after one year from the contribution date, the limited partners in Partnership-I are entitled to exchange their partnership units for Common Shares on the basis of one partnership unit for one Common Share. Limited partners are entitled to receive preferential, cumulative quarterly distributions equal to the quarterly distribution in respect of Common Shares. Atlantic is entitled to all cash flow in excess of the preferential return.

NOTE 4    Mortgage Notes Receivable

  General

     Atlantic entered into a funding commitment agreement (the "Funding Agreement") to provide secured financing to Homestead Village Incorporated ("Homestead") for purposes of completing the development and construction of the Homestead Village(R) properties sold by Atlantic to Homestead in October 1996. As of April 30, 1998, Atlantic had received $98.0 million of convertible mortgage notes from Homestead ("Homestead Convertible Mortgages") in exchange for full funding of $111.1 million under the Funding Agreement. The individual Homestead Village(R) properties serve as collateral individually and in the aggregate under cross-collateral provisions.

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

             NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


     On July 6, 1998, the mortgages were sold for $119.4 million plus accrued interest of $1.0 million. Atlantic recognized a gain of $14.3 million ($8.9 million taxable capital gain) as a result of this transaction.

     The Homestead Convertible Mortgages:

     (i) bore interest at 9.0% per annum which was due in interest only payments on a semi-annual basis,

     (ii) were convertible at Atlantic's option into one share of Homestead common stock for every $11.50 of principal outstanding (approximately 8.5 million shares),

     (iii)  were not callable until 2001, and

     (iv)   were scheduled to mature in October 2006.

  Carrying Value

     At June 30, 1998, Atlantic held Homestead Convertible Mortgages with a face amount of $98.0 million, as a result of funding $111.1 million of its commitment to Homestead. The difference between the face amount and the amount funded was recorded as an original issue premium that was being amortized over the term of the Homestead Convertible Mortgages. The value attributed to the conversion feature of the Homestead Convertible Mortgages issued, approximately $6.9 million, was recognized along with an offsetting discount (deferred credit) in the Homestead Convertible Mortgages' balance. This deferred credit was being amortized over the term of the Homestead Convertible Mortgages. Furthermore, the carrying value of the Homestead Convertible Mortgages was adjusted to fair value (a total adjustment of $8.7 million at June 30, 1998). For the three months ended June 30, 1998 and 1997, an adjustment to the fair value of $(8.6) million and $13.5 million, respectively, was recognized. The adjustment is reflected as an unrealized gain and a component of comprehensive income in the statement of shareholders' equity.

     At June 30, 1998, the carrying value of the Homestead Convertible Mortgages consisted of the following components (in thousands):

          Face amount................................................    $       98,028
          Original issue premium.....................................            13,090
                                                                         --------------
          Amount funded..............................................           111,118
          Amortization of original issue premium.....................              (936)
          Initial value of conversion feature........................             6,905
          Unamortized discount on conversion feature.................            (6,413)
          Fair value adjustment (based on sales price)...............             8,750
                                                                         --------------
          Carrying value (fair value)................................    $      119,424
                                                                         ==============

NOTE 5    Borrowings

 Credit Facilities

     At June 30, 1998, Atlantic had a $350 million unsecured line of credit with Morgan Guaranty Trust Company of New York ("MGT"), as agent for a group of lenders. Borrowings on this unsecured line of credit bear interest at prime or, at Atlantic's option, LIBOR plus 0.75%. Under a competitive bid option contained in the line of credit agreement, Atlantic may be able to borrow at a lower interest rate spread over LIBOR, depending on market conditions. This option is available on up to $175 million of borrowings. Atlantic pays an annual facility fee of 0.15% on the total line of credit available of $350 million. The line of credit matures November 1999 and may be extended for one year with the approval of MGT and the other participating lenders. At June 30, 1998, there were $323.5 million of borrowings outstanding under this line of credit.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

     In May 1998, Atlantic entered into a $150 million unsecured line of credit to provide bridge financing until the Atlantic Merger. Borrowings on this unsecured line of credit bear interest at prime or, at Atlantic's option, LIBOR plus 0.90%. Atlantic pays a facility fee of 0.15% (annual) on the unused commitment. The line of credit matures in September 1998. At June 30, 1998, there were $55 million of borrowings outstanding under this line of credit. Atlantic was in compliance with all covenants pertaining to its credit facilities at June 30, 1998.

     In January 1998, Atlantic entered into a $50 million unsecured borrowing agreement with Chase Bank of Texas, N.A. (which replaced a $25 million agreement that was entered into in June 1997). This loan, which allows for same day borrowings and more efficient cash management, matures in January 1999 and bears interest at an overnight rate that depends on the availability of funds at the time the borrowing is made. The weighted average daily interest rate on these borrowings during the six months ended June 30, 1998 was 6.43%. At June 30, 1998, there were $11.3 million of borrowings outstanding under this agreement.

     A summary of Atlantic's short-term borrowings is as follows (dollar amounts in thousands):

                                                                        Six Months
                                                                          Ended              Year Ended
                                                                      June 30, 1998       December 31, 1997
                                                                      -------------       -----------------
Total borrowing capacity.........................................     $     550,000       $         375,000
Borrowings at end of period......................................     $     389,772       $         164,743
Weighted average daily borrowings................................     $     259,354       $         207,672
Maximum borrowings outstanding at any month-end..................     $     389,772       $         295,250
Weighted average daily interest rate.............................              6.61%                   7.20%
Weighted average interest rate at end of period..................              6.72%                   7.41%

 Notes Payable

     Atlantic had notes payable outstanding at June 30, 1998 as follows (in thousands):

     7.25% Senior Unsecured Notes, issued August 20, 1997 in an original principal amount of $100,000. Interest is payable on February 15 and August 15 of each year. The notes are payable in eight consecutive annual installments ranging from $10,000 to $15,000
     commencing August 15, 2002 and mature on August 15, 2009.............       $100,000


     7.86% Senior Unsecured Notes, issued August 20, 1997 in an original principal amount of $50,000. Interest is payable on February 15 and August 15 of each year. The notes are payable in five
     consecutive annual installments of $10,000 commencing August 15,
     2013 and mature on August 15, 2017...................................         50,000
                                                                                 --------

           Total..........................................................       $150,000
                                                                                 ========

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

     Atlantic's notes payable have an average effective interest rate, including issuance costs, of 7.66%. The foregoing notes are governed by the terms and provisions of an indenture (the "Indenture") between Atlantic and State Street Bank and Trust Company, as trustee. All of the foregoing notes are redeemable at any time at the option of Atlantic. Additionally, the Indenture places limitations on the amount of additional debt that Atlantic may incur and contains certain covenants. Atlantic was in compliance with all such covenants contained in the Indenture at June 30, 1998.

Mortgages Payable

     Mortgages payable consisted of the following at June 30, 1998 (dollar amounts in thousands):

                                                   Stated                          Periodic
                                                  Interest      Maturity           Payment        Principal
                   Community                        Rate          Date               Date          Balance
-----------------------------------------------   --------      --------       ----------------   ---------
Conventional fixed rate:
  Cameron Ridge................................    7.000%       09/10/98 (1)   Fully amortizing    $  5,579
  Country Place Village I......................    7.750%       11/01/00              (2)             1,949
  Cameron Hidden Harbor........................    7.930%       05/12/01              (3)             5,422
  Cameron at Hickory Grove.....................    8.000%       07/10/03              (4)             5,900
  Shadowbluff..................................    8.050%       12/01/05              (5)             5,477
  Cameron Palm Harbor..........................    8.040%       11/01/06              (6)             5,229
  Cameron on the Cahaba II.....................    7.125%       03/01/29       Fully amortizing       7,920
                                                                                                   --------
                                                                                                     37,476
                                                                                                   --------
Tax exempt fixed rate or variable rate subject
 to swap agreements (7):
  Cameron Station..............................    6.000%       05/01/07         Interest only       14,500
  Azalea Park..................................      (8)        06/01/25         Interest only       15,500
  Cameron Brook................................      (8)        06/01/25         Interest only       19,500
  Cameron Cove.................................      (8)        06/01/25         Interest only        8,500
  Clairmont Crest..............................      (8)        06/01/25         Interest only       11,600
  Forestwood...................................      (8)        06/01/25         Interest only       11,485
  Foxbridge on the Bay.........................      (8)        06/01/25         Interest only       10,400
  The Greens...................................      (8)        06/01/25         Interest only       10,400
  Parrot's Landing I...........................      (8)        06/01/25         Interest only       15,835
  WintersCreek.................................      (8)        06/01/25         Interest only        5,000
  Less amounts held in principal
   reserve fund (9)............................                                                      (2,717)
                                                                                                   --------
                                                                                                    120,003
                                                                                                   --------
                                                                                                   $157,479
  Total annual weighted average interest                                                           ========
   rate (10)...................................                                                       6.90%
                                                                                                   ========

_______
(1) This loan is callable at the option of the mortgage lender on September 10, 1998 and at subsequent five-year intervals through September 10, 2013.
(2) Interest and principal payments due monthly; balloon payment of $1,849,000 due at maturity.
(3) Interest and principal payments due monthly; balloon payment of $4,869,000 due at maturity.
(4) Interest and principal payments due monthly; balloon payment of $5,556,000 due at maturity.
(5) Interest and principal payments due monthly; balloon payment of $4,926,000 due at maturity.
(6) Interest and principal payments due monthly; balloon payment of $4,661,000 due at maturity.
(7) These communities, in addition to others, are held by Security Capital Atlantic Multifamily Incorporated, a wholly owned subsidiary of Atlantic. Security Capital Atlantic Multifamily Incorporated is a legal entity that is separate and distinct from Atlantic with separate assets and liabilities and business operations.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

(8) Interest rate is fixed through swap agreements executed in conjunction with the credit enhancement agreement with the Federal National Mortgage Association ("FNMA"). The swap agreements are discussed in Note 7.
(9) Atlantic has a 30-year credit enhancement agreement with FNMA related to the underlying tax-exempt bond issues. This credit enhancement agreement requires Atlantic to make monthly payments into a principal reserve account based on a 30-year amortization.
(10) This rate includes annual fees associated with the mortgage agreements, swap agreements and the credit enhancement agreement and amortization of capitalized costs associated with the mortgage agreements and the credit enhancement agreement. See Note 7.

     Real estate with an aggregate undepreciated cost at June 30, 1998 of $62.5 million and $207.0 million serves as collateral for the conventional mortgages payable and the tax-exempt mortgages payable, respectively. Additionally, Atlantic has a letter of credit in the amount of $2.5 million that serves as additional collateral for the tax-exempt mortgages payable.

     The change in mortgages payable for the six months ended June 30, 1998 consisted of the following (in thousands):

          Balance at January 1, 1998......................  $170,525
          Regularly scheduled principal payments..........      (943)
          Early extinguishment of mortgage debt...........   (12,103)
                                                            --------
          Balance at June 30, 1998........................  $157,479
                                                            ========

     Atlantic was in compliance with all covenants contained in the mortgage agreements at June 30, 1998.

  Interest Expense

     For the six months ended June 30, 1998 and 1997, the total interest paid in cash on all outstanding debt was $19.4 million and $15.3 million, respectively. For the six months ended June 30, 1998 and 1997, interest capitalized as part of the cost of real estate projects under development was $6.6 million and $5.3 million, respectively.

     Amortization of loan costs, which is included in interest expense, was $0.3 million and $0.1 for the six months ended June 30, 1998 and 1997.

NOTE 6  Distributions and Dividends

     Atlantic paid quarterly cash distributions of $0.40 per Common Share on February 26, 1998 and May 27, 1998 to holders of record of Common Shares.

     Atlantic paid a dividend of $0.539 per share on its Series A Preferred Shares on March 31, 1998 and June 30, 1998. Pursuant to the terms of the preferred shares, Atlantic is restricted from declaring or paying any distribution with respect to Common Shares unless all cumulative dividends with respect to the Series A Preferred Shares have been paid and sufficient funds have been set aside for Series A Preferred Share dividends that have been declared.

NOTE 7  Financial Instruments

     Atlantic occasionally utilizes derivative financial instruments as hedges to manage interest rate risk on anticipated future transactions. Atlantic does not use derivative financial instruments for trading purposes.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)


     The following table summarizes the activity in interest rate contracts and interest rate swap agreements for the six months ended June 30, 1998 (in millions):

                                                                Interest Rate Swap Agreements
                                                              ---------------------------------
                                                Interest
                                              Rate Future       Tax-Exempt        Short-term
                                             Contracts (1)    Bond Issues (2)    Borrowings (3)
                                             -------------    ---------------    --------------
Notional amounts at January 1, 1998.......      $ 100.0            $106.3           $ 100.0
New contracts.............................           --                --                --
Matured contracts.........................       (100.0)               --            (100.0)
Contractual reductions....................           --              (0.5)               --
                                                -------            ------           -------
Notional amounts at June 30, 1998.........      $    --  (1)       $105.8           $    --
                                                =======            ======           =======

________
(1) Includes a contract entered into in anticipation of a 1998 long-term debt offering that provided for an interest rate of 6.309%. Atlantic realized a loss of approximately $6.0 million on this contract when it expired on April 17, 1998. Atlantic did not complete the long-term debt offering in light of the Atlantic Merger. Accordingly, this loss was expensed.
(2) Atlantic pays interest on the notional amount at an all-in, fixed rate of 6.64%. Atlantic paid $0.9 million more in interest than it received under these swap agreements in each of the six month periods ended June 30, 1998 and 1997. On July 1, 1998, these swap agreements were cancelled.
(3) This one-year agreement expired on February 5, 1998. A similar swap agreement on $100 million of borrowings was in effect for the period February 5, 1996 to February 4, 1997. Atlantic paid $19,000 and $148,000 more in interest than it received under these swap agreements during the six months ended June 30, 1998 and 1997, respectively.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

                          INDEX TO ATLANTIC PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS

                                  (Unaudited)

                                                                                         Page
                                                                                        Number
                                                                                        ------
Pro Forma Condensed Balance Sheet as of June 30, 1998 (unaudited).....................    20

Pro Forma Condensed Statement of Earnings for the six months ended June 30, 1998
 (unaudited)..........................................................................    21

Pro Forma Condensed Statement of Earnings for the year ended December 31, 1997
 (unaudited)..........................................................................    22

Notes to Pro Forma Condensed Financial Statements.....................................    23

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  (Unaudited)


     The accompanying pro forma condensed financial statements for Security Capital Atlantic Incorporated ("Atlantic") have been prepared based on certain pro forma adjustments to Atlantic's historical financial statements. The pro forma condensed financial statements reflect (i) certain previously reported multifamily community acquisitions and dispositions, (ii) the transaction whereby Atlantic became an internally managed real estate investment trust ("REIT") (the "Internalization Transaction"), and (iii) the sale of Atlantic's Homestead convertible mortgage notes receivable (the "Homestead Note Sale").

     The accompanying pro forma condensed balance sheet as of June 30, 1998 has been prepared as if three communities acquired or to be acquired by Atlantic subsequent to June 30, 1998 had been acquired, and the Homestead Note Sale transaction had been consummated as of that date.

     The accompanying pro forma condensed statements of earnings for the six months ended June 30, 1998 and the year ended December 31, 1997 have been prepared as if:

     (i) the acquisition and disposition by Atlantic of all previously reported operating communities acquired or disposed of subsequent to December 31, 1996 as if these communities had been acquired or disposed of as of January 1, 1997;
     (ii) the assumption of certain mortgage debt associated with the acquisition of the previously reported operating communities subsequent to December 31, 1996 as if this mortgage debt had been assumed on January 1, 1997;
     (iii) the acquisition of six operating communities and the probable acquisition of three communities through the formation of a partnership entity as if the acquisitions and the formation of the partnership entity had occurred as of January 1, 1997;
     (iv) the sale of Common Shares, preferred stock and senior unsecured notes subsequent to December 31, 1996, necessary to fund pro forma acquisitions for the year ended December 31, 1997 as if the securities had been sold as of January 1, 1997;
     (v) additional short-term borrowings necessary to fund pro forma acquisitions for the six months ended June 30, 1998 as if the borrowings had been outstanding for the entire period;
     (vi) the Internalization Transaction, which was consummated on September 9, 1997, pursuant to which Atlantic acquired the operations and business of Security Capital (Atlantic) Incorporated (the "REIT Manager") and SCG Realty Services Atlantic Incorporated (the "Property Manager") in exchange for Common Shares had occurred as of January 1, 1997; and
     (vii) the Homestead Note Sale had been consummated as of January 1, 1997.

     The pro forma condensed financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed financial statements should be read in conjunction with the Historical Summaries of Gross Income and Direct Operating Expenses contained in the previously filed Atlantic Form 8-K/A No. 1 dated April 24, 1998 (the "Atlantic 8-K") and the historical financial statements included herein (see page 4) and in Atlantic's 1997 Annual Report on Form 10-K. In management's opinion all material adjustments necessary to reflect the effects of these transactions have been made to the pro forma financial statements.

     See page 28 of this Current Report for the Archstone pro forma financial statements and related footnotes, which give effect to the Atlantic Merger.

                           SECURITY CAPITAL ATLANTIC
                                  Incorporated

                       PRO FORMA CONDENSED BALANCE SHEET
                                 June 30, 1998
                      (In thousands, except share amounts)
                                  (Unaudited)

                                                                                 Pro Forma Adjustments
                                                                              --------------------------
                                                                                               Homestead     Atlantic
                                                                                                  Note      Pre-Merger
                                                                Historical    Acquisitions      Sale (d)     Pro Forma
                                                                ----------    ------------     ---------    ----------
                           ASSETS
--------------------------------------------------------------
Real estate...................................................  $1,600,609      $64,800(a)     $      --    $1,665,409
Less accumulated depreciation.................................      79,745           --               --        79,745
                                                                ----------      -------        ---------    ----------
                                                                 1,520,864       64,800               --     1,585,664

Homestead convertible mortgage notes receivable...............     119,424           --         (119,424)           --
                                                                ----------      -------        ---------    ----------
    Net investments...........................................   1,640,288       64,800         (119,424)    1,585,664
Cash and cash equivalents.....................................       2,448           --               --         2,448
Other assets..................................................      24,739           --           (1,211)       23,528
                                                                ----------      -------        ---------    ----------
    Total assets..............................................  $1,667,475      $64,800        $(120,635)   $1,611,640
                                                                ==========      =======        =========    ==========
                     LIABILITIES AND
                   SHAREHOLDERS' EQUITY
--------------------------------------------------------------
Liabilities:
  Credit facilities...........................................  $  389,772      $63,589(b)     $(120,380)   $  332,981
  Long-term debt..............................................     150,000           --               --       150,000
  Mortgages payable...........................................     157,479           --               --       157,479
   Accrued expenses and other liabilities.....................      63,182           --           (5,847)       57,335
                                                                ----------      -------        ---------    ----------
    Total liabilities.........................................     760,433       63,589         (126,227)      697,795
                                                                ----------      -------        ---------    ----------
Minority interest.............................................      19,026        1,211(c)            --        20,237
                                                                ----------      -------        ---------    ----------
Shareholders' Equity (250,000,000 total shares authorized):
  Series A Preferred Shares (2,000,000 shares issued and
  outstanding; stated liquidation preference of $25 per share)      50,000           --               --        50,000
  Common Shares (47,752,052 historical and pro forma).........         478           --               --           478
Additional paid-in capital....................................     904,440           --               --       904,440
Employee share purchase notes.................................     (12,053)          --               --       (12,053)
Unrealized holding gain on Homestead convertible mortgage
 notes receivable.............................................       8,750           --           (8,750)           --
 Distributions in excess of net earnings......................     (63,599)          --           14,342       (49,257)
                                                                ----------      -------        ---------    ----------
    Total shareholders' equity................................     888,016           --            5,592       893,608
                                                                ----------      -------        ---------    ----------
    Total liabilities and
     shareholders' equity.....................................  $1,667,475      $64,800        $(120,635)   $1,611,640
                                                                ==========      =======        =========    ==========

          See accompanying notes to pro forma condensed balance sheet.

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

           PRO FORMA CONDENSED STATEMENT OF EARNINGS FROM OPERATIONS

                        Six months ended June 30, 1998
                   (In thousands, except per share amounts)
                                  (Unaudited)

                                                                                                         Pro Forma
                                                                    Acquisition/Dispositions, Net       Adjustments
                                                                    -----------------------------       -----------
                                                                                                                         Atlantic
                                                                                      Pro Forma          Homestead       Pre-Merger
                                                       Historical   Historical (e)   Adjustments       Note Sale (l)     Pro Forma
                                                       ----------   --------------   -----------       -------------     ----------
Revenues:
  Rental revenues....................................  $   96,829   $        7,887   $        --                  --     $  104,716
  Interest income on Homestead convertible mortgages.       4,311               --            --              (4,311)            --
  Other income.......................................         392               --            --                  --            392
                                                       ----------   --------------   -----------       -------------     ----------
                                                          101,532            7,887            --              (4,311)       105,108
                                                       ----------   --------------   -----------       -------------     ----------
Expenses:
  Rental expenses:
     Paid to affiliate...............................         796               --            --                  --            796
     Paid to third parties...........................      25,522            2,356          (105) (f)             --         27,773
  Real estate taxes..................................       9,565              541            --                  --         10,106
  Depreciation on real estate investments............      16,450               --         1,665  (g)             --         18,115
  Interest...........................................      13,674               --         4,398  (h)         (3,373)        14,699
  General and administrative:
     Paid to affiliate...............................         465               --            --                  --            465
     Paid to third parties...........................       2,407               --           120  (i)             --          2,527
  Termination of interest rate lock..................       5,965               --            --                  --          5,965
  Other..............................................          62               --            --                  --             62
                                                       ----------   --------------   -----------       -------------     ----------
     Total expenses..................................      74,906            2,897         6,078              (3,373)        80,508
                                                       ----------   --------------   -----------       -------------     ----------
Earnings from operations before minority interest....      26,626            4,990        (6,078)               (938)        24,600
Less minority interest...............................         228               --           499  (j)             --            727
                                                       ----------   --------------   -----------       -------------     ----------
Earnings from operations.............................      26,398            4,990        (6,577)               (938)        23,873
Less preferred share dividends.......................       2,156               --            --                  --          2,156
                                                       ----------   --------------   -----------       -------------     ----------
Earnings from operations attributable to
  Common Shares - basic..............................  $   24,242   $        4,990   $    (6,577)      $        (938)    $   21,717
                                                       ==========   ==============   ===========       =============     ==========
Weighted average Common Shares outstanding - basic...      47,752                                                            47,752
                                                       ----------                                                        ----------
Weighted average Common Shares outstanding -
  diluted (k)........................................      47,753                                                            47,753
                                                       ----------                                                        ----------
Earnings from operations attributable to
 Common Shares per Common Share - basic..............  $     0.51                                                        $     0.45
                                                       ==========                                                        ==========
Earnings from operations attributable to
 Common Shares per Common Share - diluted............  $     0.51                                                        $     0.45
                                                       ==========                                                        ==========
Reconciliation of earnings from operations
 attributable to Common Shares to funds from
 operations attributable to Common Shares:
Earnings from operations attributable to
 Common Shares - basic...............................  $   24,242   $        4,990   $    (6,577)      $        (938)    $   21,717
Add (deduct):
  Depreciation on real estate investments............      16,396               --         1,665                             18,061
  Amortization related to Homestead
   convertible mortgages.............................        (470)                                               470             --
  Termination of interest rate lock..................       5,965               --            --                  --          5,965
  Minority interest..................................         228               --           499                  --            727
                                                       ----------   --------------   -----------       -------------     ----------
Funds from operations attributable to Common
 Shares - basic and diluted (m)......................  $   46,361   $        4,990   $    (4,413)      $        (468)    $   46,470
                                                       ==========   ==============   ===========       =============     ==========
Weighted average Common Shares outstanding -
 basic (n)...........................................      48,035                            626                             48,661
                                                       ----------                    -----------                         ----------
Weighted average Common Shares outstanding -
 diluted (n).........................................      48,036                            626                             48,662
                                                       ----------                    -----------                         ----------
Cash Flow Summary:
  Net cash provided (used in) by operating
   activities........................................  $  46,021    $        4,990   $    (4,413)      $        (468)    $   46,130

  Net cash used in investing activities..............   (216,301)               --            --                  --       (216,301)
  Net cash provided by financing activities            $ 171,455    $           --   $        --       $          --     $  171,455

     See accompanying notes to pro forma condensed statements of earnings from operations.

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

           PRO FORMA CONDENSED STATEMENT OF EARNINGS FROM OPERATIONS

                         Year ended December 31, 1997
                   (In thousands, except per share amounts)
                                  (Unaudited)

                                                       Acquisition/Dispositions,              Pro Forma Adjustments
                                                                Net                  -----------------------------------
                                                     ----------------------------                                          Atlantic
                                                                       Pro Forma     Internalization        Homestead     Pre-Merger
                                      Historical     Historical(e)    Adjustments    Transaction(u)        Note Sale(l)    Pro Forma
                                      ----------     -------------    -----------    ---------------       ------------   ----------
Revenues:
  Rental revenues..................... $  168,459    $      19,437    $        --    $            --       $              $ 187,896
  Interest income on Homestead
   convertible mortgages..............      4,453               --             --                 --            (4,453)          --
  Other income........................        637               --             --                 --                --          637
                                       -----------   -------------    -----------    ---------------       ------------   ----------
                                          173,549           19,437             --                 --            (4,453)     188,533
                                       -----------   -------------    -----------    ---------------       ------------   ----------
Expenses:
  Rental expenses:
     Paid to affiliate................      4,122              988           (203) (f)        (4,633) (u)(ii)       --        1,948

                                                                                               1,674  (u)(i)
     Paid to third parties............     45,117            5,038            (86) (f)         3,778  (u)(i)         --      53,847
  Real estate taxes...................     14,693            1,157             --                 --                 --      15,850
  Depreciation on real estate
   investments........................     26,994             (582) (o)     4,211  (o)           247  (u)(iii)       --      30,870
  Interest............................     20,292            1,039  (p)        15  (p)            --             (3,795)     25,614
                                                                            8,063  (q)
  General and administrative:
     Paid to affiliate................      8,864               --            304  (r)         1,059  (u)(iv)        --       1,375
                                                                                              (8,852) (u)(ii)
     Paid to third parties............      2,046               --             --              2,820  (u)(iv)        --       4,866
  Other...............................        306               --             --                 --                 --         306
                                       -----------   -------------    -----------    ---------------       ------------   ----------
     Total expenses...................    122,434            7,640         12,304             (3,907)            (3,795)    134,676
                                       -----------   -------------    -----------    ---------------       ------------   ----------
Earnings from operations
 before minority interest.............     51,115    $      11,797      $ (12,304)    $        3,907               (658)     53,857
Less minority interest................         --               --            945 (j)             --                 --         945
                                       -----------   -------------    -----------     ---------------      ------------   ----------
Earnings from operations..............     51,115           11,797        (13,249)             3,907               (658)     52,912
Less preferred share dividends........      1,569               --            316 (s)             --                 --       1,885
                                       -----------   -------------    -----------     ---------------      ------------   ----------

Earnings from operations
 attributable to Common
 Shares -- basic...................... $   49,546           11,797        (13,565)    $        3,907       $       (658)  $  51,027
                                       ===========   =============    ===========     ===============      ============   ==========

Weighted average Common Shares
 outstanding -- basic.................     42,449                             404 (t)          1,586 (u)(v)                  44,439
                                       -----------                    -----------     ---------------                     ----------
Weighted average Common Shares
 outstanding -- diluted (k)...........     42,450                             404 (t)          1,586 (u)(v)                  44,440
                                       -----------                    -----------     ---------------                     ----------
Earnings from operations
 attributable to Common Shares
 per Common Share -- basic............ $     1.17                                                                         $    1.15
                                       ===========                                                                        ==========
Earnings from operations
 attributable to Common Shares
 per Common Share -- diluted.......... $     1.17                                                                         $    1.15
                                       ==========                                                                         ==========

Reconciliation of earnings from operations attributable to Common Shares to funds from operations attributable to Common Shares:
Earnings from operations
 attributable to Common
 Shares -- basic......................  $   49,546   $      11,797    $   (13,565)  $          3,907       $       (658)  $  51,027

Add (deduct):
  Depreciation on real estate
   investments........................      26,963           (582)          4,211                 --                 --      30,592
  Provision for possible loss
   on real estate investments.........         200              --             --                 --                 --         200
  Amortization related to
   Homestead convertible mortgages....        (486)             --             --                 --                486          --
  Minority interest...................          --              --            945                 --                 --         945

                                        -----------  -------------    -----------    ---------------       ------------   ----------
Funds from operations attributable
 to Common Shares -- basic and
 diluted (m)..........................  $   76,223   $     11,215          (8,409)   $         3,907       $       (172)  $  82,764
                                        ==========   =============    ===========    ===============       ============   ==========
Weighted average Common Shares
 outstanding -- basic (n).............      42,449                          1,010 (n)(t)       1,586 (u)(v)                  45,045
                                        ----------                    -----------    ---------------                      ----------
Weighted average Common Shares
 outstanding -- diluted (n)...........      42,450                          1,010 (n)(t)       1,586 (u)(v)                  45,046
                                        ----------                    -----------    ---------------                      ----------
Cash Flow Summary:
  Net cash provided (used in) by
   operating activities...............  $   83,122   $      11,215   $    (8,093)              4,453         $      (172) $  90,525
  Net cash used in investing
   activities.........................    (295,606)             --            --              (2,379) (u)(iv)         --   (297,985)
  Net cash provided by financing
   activities.........................  $  209,418   $          --   $      (316)    $            --         $        --  $ 209,102


                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                 June 30, 1998
                                  (Unaudited)
               (Amounts in thousands, except per share amounts)

(a) Represents the acquisition of two communities on July 1,1998 and the probable acquisition of one additional community. These acquisitions were previously reported in Item 5 of the Atlantic 8-K.

(b) Reflects the use of line of credit borrowings to fund the cash portion of the acquisitions discussed in note (a).

(c) Represents the incremental minority interest that results from the acquisitions described in note (a). These acquisitions are part of a larger transaction involving Atlantic's acquisition of a controlling general partnership interest in Atlantic Multifamily Limited Partnership-I ("Partnership-I") on May 1, 1998. In exchange for contributing $141.0 million in cash, Atlantic will own approximately 87.0% of Partnership-I which will own nine communities. The minority interest will be exchangeable for Common Shares beginning on the first anniversary date of its issuance.

(d) Represents the pro forma impact of the Homestead Note Sale whereby Atlantic sold its Homestead convertible mortgage notes receivable for $120.4 million with the proceeds being used to partially repay credit facilities. This transaction resulted in the recognition of a gain of $14.3 million and the elimination of all balance sheet amounts related to the notes, which had been carried at their estimated fair value.

(e) All of Atlantic's reported acquisitions and probable acquisitions subsequent to December 31, 1996 were or will be acquired from unaffiliated third parties. These acquisitions are described in Item 5 of the previously filed Atlantic 8-K. These amounts reflect historical gross income and certain expenses for all communities acquired subsequent to December 31, 1996 for the period from January 1, 1997 to the earlier of the respective dates of acquisition, December 31, 1997, or June 30, 1998, as applicable (results of operations after the date of acquisition are included in Atlantic's historical operating results). The adjustments also reflect the elimination of historical operating revenues and expenses related to community dispositions whose proceeds were used to fund community acquisitions, as applicable. The historical gross income and expenses relating to the period prior to Atlantic's acquisition of the communities exclude amounts which would not be comparable to the proposed future operations of the communities.

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(Continued)

The following tables summarize the historical rental revenues, rental expenses and real estate taxes shown on the pro forma condensed statement of earnings for the six months ended June 30, 1998 and for the year ended December 31, 1997:

                                                                                                               Real
                                                             Rental                  Rental                   Estate
                                                             Income                 Expenses                  Taxes
                                                             ------                 --------                  ------
For the six months ended June 30, 1998:
  Arbor Green Community.............................        $   358                  $   134                  $   33
  Community acquisitions and probable
    community acquisitions of
    Partnership-I...................................          6,804                    2,012                     464
      Other community acquired in 1998..............            725                      210                      44
                                                            -------                  -------                  ------
      Net adjustment to Atlantic's
        historical balances.........................        $ 7,887                  $ 2,356                  $  541
                                                            =======                  =======                  ======

For the year ended December 31, 1997:
  Group F Communities (see
    reconciliation to audited results below)........        $ 7,748                  $ 2,702                  $  720
  Arbor Green Community (audited results)...........          1,495                      548                     135
  Other community acquired in 1997..................          1,340                      418                      74
  Community acquisitions and probable
    community acquisitions of Partnership-I.........         13,476                    4,202                     751
  Other community acquired in 1998..................          2,137                      568                     126
                                                            -------                  -------                  ------
    Totals for the year.............................         26,196                    8,438                   1,806
  Less:  Post acquisition amounts already
         included in Atlantic's historical balances.         (1,733)                    (455)                   (141)
  Less:  Dispositions...............................         (5,026)                  (1,957)                   (508)
                                                            -------                  -------                  ------
  Net adjustment to Atlantic's historical balances..        $19,437                  $ 6,026                  $1,157
                                                            =======                  =======                  ======

The following analysis reconciles the audited information for the Group F Communities to the amounts contained in the pro forma condensed statement of earnings (in thousands):

                                                                                                               Real
                                                             Rental                  Rental                   Estate
                                                             Income                 Expenses                  Taxes
                                                             ------                 --------                  ------
Group F Communities:  Audited results of
  operations for the year ended December 31, 1996...         $7,572                   $3,095                    $674
  Incremental income and expense amounts
    amounts necessary to reconcile the 1996
    audited results with the 1997 actual results....            176                     (393)                     46
                                                             ------                   ------                    ----
      Total 1997 Group F............................         $7,748                   $2,702                    $720
                                                             ======                   ======                    ====

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(Continued)


(f) Represents the adjustment to historical operating expenses to reflect these expenses at the level they would have been had Atlantic owned these communities as of the beginning of the period indicated.

(g) Reflects the recognition of depreciation expense for the six months ended June 30, 1998 related to the communities acquired after January 1, 1998 and the probable acquisitions. This depreciation adjustment is based on Atlantic's purchase cost assuming asset lives of 10 to 40 years. Depreciation is computed using a straight-line method.

(h) Represents interest expense for the six months ended June 30, 1998 on pro forma line of credit borrowings necessary to fund pro forma acquisitions and probable acquisitions. The adjustment is based on a weighted average effective interest rate of 6.61%.

(i) Represents the pro forma reduction of internal costs capitalized in connection with Atlantic's operating community acquisitions for the three months ended March 31, 1998. The pro forma reduction results from a March 1998 accounting rule requiring that internal acquisition costs be expensed as incurred. The rule was adopted and is reflected in the historical information beginning April 1, 1998.

(j) Represents the limited partners' approximately 13.0% interest in the net earnings of Partnership-I for the period indicated. See note (c).

(k) Diluted earnings per share ("EPS") has not been calculated assuming conversion of the limited partners' interest in the Partnership-I because the effect on EPS would be anti-dilutive. The diluted EPS calculation does include the effect of dilutive stock options.

(l) Represents the pro forma adjustments reflecting the elimination of all interest income and amortization on Homestead convertible mortgages as a result of the Homestead Note Sale and the elimination of the related amount of interest expense incurred by Atlantic to fund these notes.

(m) Funds from operations represents Atlantic's net earnings computed in accordance with generally accepted accounting principles ("GAAP"), before minority interest, excluding real estate depreciation, gains (or losses) from depreciated real estate, provision for possible losses, extraordinary items, non-cash interest income and significant non-recurring items. Funds from operations should not be considered as an alternative to net earnings or any other GAAP measurement of performance as an indicator of Atlantic's operating performance or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Atlantic believes that funds from operations is helpful to a reader as a measure of the performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides a reader with an indication of the ability of Atlantic to incur and service debt, to make capital expenditures and to fund other cash needs. The funds from operations measure presented by Atlantic, while consistent with the National Association of Real Estate Investment Trusts' definition, may not be comparable to similarly titled measures of other REITs which do not compute funds from operations in a manner consistent with Atlantic. Funds from operations is not intended to represent cash made available to shareholders. Furthermore, management believes that an understanding of funds from operations will enhance the reader's comprehension of the impact of the Internalization Transaction to Atlantic which was a specific consideration of Atlantic's Board of Directors in approving the Internalization Transaction.

(n) The exchange of the limited partners' interest in Partnership-I for Common Shares is assumed for purposes of presenting basic and diluted weighted average Common Shares outstanding with respect to funds from operations.

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(Continued)

(o) Reflects (i) the removal of $582 of depreciation expense recognized on communities disposed of subsequent to December 31, 1996 which is included in Atlantic's 1997 historical balances and (ii) the recognition of $4,211 of depreciation expense for the period from January 1, 1997 through the respective acquisition dates related to the communities acquired subsequent to December 31, 1996. Depreciation expense after the date of acquisition is included in Atlantic's historical operating results. This depreciation adjustment is based on Atlantic's purchase cost assuming asset lives of 10 to 40 years. Depreciation is computed using a straight-line method.

(p) Reflects historical interest expense of $1,039 for the period from January 1, 1997 through the date the three mortgage notes related to 1997 acquisitions were assumed by Atlantic. Additionally, a pro forma adjustment of $15 has been recognized to reflect interest expense on the three mortgage notes at Atlantic's effective interest rate. The interest rates on the mortgage notes vary from 7.93% to 8.05%.

(q) Represents the increase in interest expense on the portion of Atlantic's senior unsecured notes issued on August 20, 1997 (the "Notes") that is assumed to have been issued as of January 1, 1997 to the extent necessary to fund pro forma acquisitions. The pro forma adjustment assumes that the community acquisitions and probable acquisitions by Partnership-I as described in note (c) and (e) are funded entirely with proceeds from the Notes. The remaining pro forma acquisitions as described in note (e) are assumed to be funded with proceeds from the sale of Common Shares, preferred stock and the Notes on a pro rata basis. See notes (s) and (t). The weighted average effective interest rate on the Notes of 7.66% was used to calculate the pro forma adjustment.

(r) Reflects the additional REIT management fee for the year ended December 31, 1997 that would have been incurred had the pro forma acquisitions and dispositions occurred as of January 1, 1997.

(s) Reflects an increase in preferred share dividends on the portion of Atlantic's Series A Cumulative Redeemable Preferred Stock issued on August 20, 1997 that is assumed to have been issued as of January 1, 1997 to the extent necessary to fund pro forma acquisitions. See note (q).

(t) The number of Common Shares used in the calculation of pro forma net earnings per Common Share was based on the weighted average number of Common Shares outstanding during the period, adjusted to give effect to the Common Shares assumed to have been issued as of January 1, 1997 to the extent necessary to fund the pro forma acquisitions. See note (q).

                           SECURITY CAPITAL ATLANTIC
                                 Incorporated

        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(Continued)

(u) On September 9, 1997, Atlantic acquired the operations and business of the REIT Manager and the Property Manager, in exchange for Common Shares. As a result of the Internalization Transaction, Atlantic became an internally managed REIT. The adjustments discussed below reflect Atlantic's operating results for 1997 as if the Internalization Transaction had been consummated as of January 1, 1997.

     (i) Reflects the historical operating expenses of the Property Manager which were directly related to providing services to Atlantic for the period from January 1, 1997 to September 9, 1997 and certain pro forma adjustments. The amounts designated as being "paid to affiliate" represent administrative services provided by Security Capital Group Incorporated ("Security Capital"), the owner of the REIT Manager and Property Manager and Atlantic's principal shareholder. Security Capital has been providing these services to Atlantic since September 9, 1997 under an administrative services agreement;

     (ii) Reflects the elimination of Atlantic's historical expenses, including pro forma adjustments, related to REIT management and property management fees;

     (iii) Reflects the historical depreciation expense of $184 for the period from January 1, 1997 to September 9, 1997 directly related to fixed assets acquired from the REIT Manager and the Property Manager (primarily computer equipment and software), as adjusted by $63 for the estimated increase in depreciation expense that would result from the capitalization of development-related costs for the period from January 1, 1997 to September 9, 1997 as discussed below. These capitalized costs will be depreciated utilizing the same lives and methods currently utilized by Atlantic;

     (iv) Reflects the historical general and administrative costs of the REIT Manager of $5,051 which were associated with providing services to Atlantic for the period from January 1, 1997 to September 9, 1997, reduced for the pro forma adjustment to capitalize qualifying direct and incremental costs relating primarily to the development of real estate investments of $2,379 that would have been capitalized by Atlantic under GAAP, had the Internalization Transaction occurred as of January 1, 1997. This amount is net of a $148 adjustment related to the pro forma reduction of internal costs capitalized in connection with Atlantic's operating community acquisitions for the period from September 9, 1997 to December 31, 1997. The pro forma reduction results from a March 1998 accounting rule requiring that internal acquisition costs be expensed as incurred. Prior to consummation of the Internalization Transaction on September 9, 1997, Atlantic was not able, under GAAP, to capitalize internal development-related costs because the REIT management fee paid was not a direct reimbursement of these costs.

     (v) Reflects the increase in weighted average Common Shares outstanding that would result if the 2,307 Common Shares issued to Security Capital as consideration for the purchase of the net tangible assets of the REIT Manager and the Property Manager had been issued as of January 1, 1997. The number of shares shown is based on the 2,307 Common Shares actually issued to Security Capital on September 9, 1997, calculated as: 2,307 x 251 days / 365 days = 1,586 weighted average incremental Common Shares.

                          ARCHSTONE COMMUNITIES TRUST

          INDEX TO ARCHSTONE PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  (Unaudited)


                                                                                                      Page
                                                                                                     Number
                                                                                                     ------
Pro Forma Condensed Balance Sheet as of June 30, 1998 (Unaudited)..................................     30

Notes to Pro Forma Condensed Balance Sheet as of June 30, 1998 (Unaudited).........................     31

Pro Forma Condensed Statement of Earnings From Operations for the six months ended
  June 30, 1998 (Unaudited)........................................................................     33

Pro Forma Condensed Statement of Earnings From Operations for the year ended
  December 31, 1997 (Unaudited)....................................................................     34

Notes to Pro Forma Condensed Statements of Earnings From Operations for the six months ended
  June 30, 1998 and the year ended December 31, 1997 (Unaudited)...................................     35

                          ARCHSTONE COMMUNITIES TRUST

                   PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (Unaudited)

     The accompanying pro forma condensed financial statements reflect the merger ("the Atlantic Merger") of Security Capital Atlantic Incorporated ("Atlantic") with and into Security Capital Pacific Trust ("PTR"). Upon consummation of the Atlantic Merger, PTR changed its name to Archstone Communities Trust ("Archstone"). In accordance with the terms of the Atlantic Merger, each share of Atlantic common stock ("Atlantic Common Shares") was converted into the right to receive one share of Archstone common stock ("Common Shares"). Atlantic's preferred shareholders also received comparable preferred shares of Archstone as a result of the Atlantic Merger. In addition, Archstone assumed Atlantic's debt and other liabilities. The Atlantic Merger was accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

     The accompanying pro forma condensed financial statements have been prepared based on pro forma adjustments to the separate historical or certain pro forma financial statements of PTR and Atlantic. Those certain pro forma financial statements are included in this Current Report for Atlantic (see page
18) and were previously filed via a Current Report on Form 8-K for PTR, as referenced in the accompanying notes and give effect, where appropriate, to the following transactions:

     (i) certain acquisitions and dispositions of multifamily operating communities by PTR and Atlantic;

     (ii) the internalization of management transactions whereby on September 9, 1997, PTR and Atlantic acquired their respective management companies (the "REIT Manager and Property Manager") from Security Capital Group Incorporated ("Security Capital") in exchange for shares of their respective common stock; and

     (iii) Atlantic's sale of its Homestead convertible mortgage notes receivable.

     The accompanying pro forma condensed balance sheet has been prepared as if the Atlantic Merger had occurred on June 30, 1998. The accompanying pro forma condensed statements of earnings from operations for the six months ended June 30, 1998 and the year ended December 31, 1997 have been prepared as if the Atlantic Merger had occurred on January 1, 1997.

     The pro forma condensed financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the Atlantic Merger been completed on the dates indicated or which may be obtained in the future. The pro forma condensed financial statements should be read in conjunction with the historical and pro forma financial statements of PTR and Atlantic, as set forth in: (i) Archstone's quarterly report on Form 10-Q as of and for the six months ended June 30, 1998, incorporated by reference; (ii) Atlantic's historical financial statements as of and for the six months ended June 30, 1998 included on page 4 of this Current Report; (iii) the respective 1997 annual reports on Form 10-K for PTR and Atlantic, incorporated by reference; (iv) the Atlantic condensed pro forma financial statements included on page 18 of this Current Report; and (v) the PTR condensed pro forma financial statements included in the Current Report on Form 8-K filed April 23, 1998, incorporated by reference. The relative impact of the Atlantic Merger-related increases in pro forma earnings from operations, cash provided by operating activities and funds from operations reflected in the accompanying pro forma condensed statement of earnings from operations should not be extrapolated to future periods due to larger bases of earnings from operations, funds from operations and weighted average shares outstanding in future periods resulting from actual and expected ongoing growth in the combined company's operations. In management's opinion, all material adjustments necessary to reflect the effects of these transactions have been made.

                          ARCHSTONE COMMUNITIES TRUST

                       PRO FORMA CONDENSED BALANCE SHEET
                                 June 30, 1998
                                (In thousands)
                                  (Unaudited)

                                                                     Atlantic
                                                  ----------------------------------------------
                                                                    Pro Forma
                                                  ----------------------------------------------
                                                                                                     Pro Forma
                                       PTR         Pre-Merger    Purchase Price        Purchase       Merger         Archstone
                                  Historical (a)  Pro Forma (b)  Adjustments (c)      Value (c)     Adjustments      Pro Forma
                                  --------------  -------------  ---------------      ----------    -----------      ----------
             ASSETS
--------------------------------
Real estate.....................  $    2,785,753  $   1,665,409  $       171,595      $1,837,004    $     5,464 (h)  $4,628,221
Less accumulated depreciation...         156,033         79,745          (79,745)             --             --         156,033
                                  --------------  -------------  ---------------      ----------    -----------      ----------
                                       2,629,720      1,585,664          251,340 (d)   1,837,004          5,464       4,472,188

Homestead convertible mortgage
 notes receivable...............         228,551             --               --                                        228,551
Other mortgage notes receivable.           9,196             --               --              --             --           9,196
                                  --------------  -------------  ---------------      ----------    -----------      ----------
    Net investments.............       2,867,467      1,585,664          251,340       1,837,004          5,464       4,709,935

Cash and cash equivalents.......           2,650          2,448               --           2,448             --           5,098
Restricted cash in tax-
 deferred exchange escrow.......           2,362             --               --              --             --           2,362
Other assets....................          47,592         23,528           (8,383)(e)      15,145                         62,737
                                  --------------  -------------  ---------------      ----------    -----------      ----------
    Total assets................  $    2,920,071  $   1,611,640  $       242,957      $1,854,597    $     5,464      $4,780,132
                                  ==============  =============  ===============      ==========    ===========      ==========

        LIABILITIES AND
      SHAREHOLDERS' EQUITY
--------------------------------
Liabilities:
  Credit facilities.............  $      237,100  $     332,981  $            --      $  332,981    $     3,211 (i)  $  573,292
  Long-term debt................         755,000        150,000            4,122 (f)     154,122             --         909,122
  Mortgages payable.............         260,282        157,479            2,850 (f)     160,329                        420,611
  Accounts payable..............          34,590         23,940               --          23,940             --          58,530
  Accrued expenses and other
   liabilities..................          74,423         33,395           (4,861)(e)      28,534                        102,957
                                  --------------  -------------  ---------------      ----------    -----------      ----------
    Total liabilities...........       1,361,395        697,795            2,111         699,906          3,211       2,064,512
                                  --------------  -------------  ---------------      ----------    -----------      ----------
Minority interest...............              --         20,237               --          20,237             --          20,237
                                  --------------  -------------  ---------------      ----------    -----------      ----------

Shareholders' Equity:
  Series A Preferred Shares.....         127,230         50,000               --          50,000        (50,000)(j)     127,230
  Series B Preferred Shares.....         105,000             --               --              --             --         105,000
  Series C Preferred Shares.....              --             --               --              --         50,000 (j)      50,000

  Common Shares (95,090
   historical, 142,815
   Archstone pro forma).........          95,090            478               --             478         47,274 (j)     142,815
                                                                                                            (27)(k)

Additional paid-in capital......       1,317,837        904,440          240,846 (g)   1,145,286          3,064 (h)   2,366,233
                                                                                                           (675)(i)
                                                                                                         (2,748)(k)
                                                                                                        (96,531)(l)
Employee share purchase notes...         (16,505)       (12,053)              --         (12,053)         2,639 (k)     (25,919)
Unrealized holding gain on
 Homestead convertible
 mortgage notes receivable......          26,770             --               --                                         26,770
Distributions in excess of net
 earnings.......................         (96,746)       (49,257)                         (49,257)        49,257 (l)     (96,746)
                                  --------------  -------------  ---------------      ----------    -----------      ----------
    Total shareholders' equity..       1,558,676        893,608          240,846       1,134,454          2,253       2,695,383
                                  --------------  -------------  ---------------      ----------    -----------      ----------
    Total liabilities and
     shareholders' equity.......  $    2,920,071  $   1,611,640  $       242,957      $1,854,597    $     5,464      $4,780,132
                                  ==============  =============  ===============      ==========    ===========      ==========

         See accompanying notes to pro forma condensed balance sheet.

                          ARCHSTONE COMMUNITIES TRUST

                  NOTES TO PRO FORMA CONDENSED BALANCE SHEET
                                 June 30, 1998
                                (In thousands)
                                  (Unaudited)

(a)  Reflects PTR's historical balance sheet as of June 30, 1998.

(b) Reflects Atlantic's pre-merger pro forma balance sheet as of June 30, 1998, which is included on page 20 of this Current Report and gives effect to the various pre-Atlantic Merger transactions consummated by Atlantic as described on page 19.

(c) Represents adjustments to record Atlantic's pro forma assets and liabilities at their respective purchase values based on the purchase method of accounting. The assumed purchase price was computed as follows:

          Issuance of Archstone Common Shares (see note (g)).........    $ 1,095,907

          Issuance of Archstone Series C Preferred Shares
           (see note (g))............................................         50,600

          Assumption of Atlantic liabilities and minority interest at
           estimated fair value (see note (e) and (f))...............        720,143
                                                                         -----------
          Assumed purchase price.....................................      1,866,650

          Less employee share purchase notes received................        (12,053)
                                                                         -----------
          Total liabilities and shareholders' equity.................    $ 1,854,597
                                                                         ===========

(d) Represents the step-up in basis of Atlantic's real estate assets in accordance with the purchase method of accounting based on the assumed purchase price (see note (c)). The stepped-up basis indicated is less than the estimated fair value of Atlantic's real estate assets. Management's fair value estimates were based on the application of estimated current capitalization rates to each community's expected net operating income.

(e) Primarily represents the elimination of Atlantic's deferred charges (loan costs, etc.) and deferred revenue items which have no ongoing value and will not be realized by Archstone.

(f) The increases to Atlantic's long-term debt and mortgages payable reflect the premium to adjust these financial instruments to their estimated fair value based on the present value of amounts to be paid, using effective interest rates currently available for debt obligations with similar terms and features.

(g) Represents adjustment of Atlantic's shareholders' equity based on the assumed fair value of the shares to be received from PTR as calculated below:

           47,752 Atlantic Common Shares at $22.95 per share (the
            assumed per share value of the Archstone Common Shares to be
            issued to Atlantic holders on a one for one basis)............    $ 1,095,907

          2,000 Atlantic Series A preferred shares at $25.30 per share
            (the assumed per share value of the Archstone Series C
            Preferred Shares to be issued to Atlantic holders on a one
            for one basis)................................................         50,600

            Less: Atlantic's pre-Atlantic Merger pro forma shareholders'
            equity, excluding $12,053 employee share purchase notes.......       (905,661)
                                                                              -----------
          Adjustment......................................................    $   240,846
                                                                              ===========

(h) Represents the net adjustment to real estate associated with the $2,400 in Atlantic Merger costs referenced in note (i) and $3,064 associated with the estimated fair value of unvested PTR stock options to be issued to Atlantic employees in exchange for unvested Atlantic stock options.

                          ARCHSTONE COMMUNITIES TRUST

(i) Represents the expected incremental borrowings needed to fund the following cash payments:

          Atlantic Merger transaction costs:

          Professional fees............................................. $ 1,950

          Employee termination and severance costs......................     250

          Other, including printing, filing, title
            and transfer costs..........................................     200
                                                                         -------
                                                                           2,400

          Atlantic Merger registration costs............................     675

          Cash payment to displaced employees related to the
            repurchase of common stock issued under the PTR
            and Atlantic incentive plans (see note (k)).................     136
                                                                         -------
          Total incremental borrowings on credit facilities............. $ 3,211
                                                                         =======

(j) Represents the one for one exchange of 47,752 Atlantic Common Shares ($.01 par value) for PTR Common Shares ($1.00 par value) and the one for one exchange of 2,000 Atlantic Series A Preferred Shares ($25 per share stated liquidation preference) for comparable PTR Series C Preferred Shares.

(k) Represents adjustments to eliminate the common stock ($27 aggregate par value and $2,748 additional paid-in capital) and related stock purchase notes of $2,639 associated with the repurchase of 124 shares of common stock from displaced employees (see note (i) for the $136 cash portion of repurchase).

(l) Represents the following adjustments resulting from the application of purchase accounting: (i) a $47,274 adjustment for the difference between the $.01 par value of Atlantic's Common Shares as compared to the $1.00 par value of PTR's Common Shares related to the shares referenced in note (j), and (ii) the reclassification of $49,257 of distributions in excess of net earnings to additional paid-in capital.

                          ARCHSTONE COMMUNITIES TRUST

           PRO FORMA CONDENSED STATEMENT OF EARNINGS FROM OPERATIONS

                         Six months ended June 30, 1998
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                                                       Atlantic          Pro Forma
                                                                        PTR           Pre-Merger          Merger         Archstone
                                                                   Historical (m)    Pro Forma (n)    Adjustments (o)    Pro Forma
                                                                   --------------    -------------    ---------------    ---------
Revenues:
  Rental revenues...............................................   $      180,105    $     104,716    $            --    $ 284,821
  Interest income on Homestead convertible mortgages............           11,240               --                 --       11,240
  Other income..................................................            2,442              392                 --        2,834
                                                                   --------------    -------------    ---------------    ---------
                                                                          193,787          105,108                 --      298,895
                                                                   --------------    -------------    ---------------    ---------
Expenses:
  Rental expenses:
    Paid to affiliate...........................................               --              796                 --          796
    Paid to third parties.......................................           47,523           27,773                 --       75,296
  Real estate taxes.............................................           15,652           10,106                 --       25,758
  Depreciation on real estate investments.......................           32,373           18,115              2,628 (q)   53,116
  Interest......................................................           31,629           14,699               (632)(r)   45,696
  General and administrative:
    Paid to affiliate...........................................            1,739              465               (272)(s)    1,932
    Paid to third parties.......................................            4,124            2,527             (1,463)(s)    5,188
  Provision for possible loss on investments....................            3,000               --                 --        3,000
  Termination of interest rate lock.............................               --            5,965                 --        5,965
  Other.........................................................              400               62                 --          462
                                                                   --------------    -------------    ---------------    ---------
      Total expenses............................................          136,440           80,508                261      217,209
                                                                   --------------    -------------    ---------------    ---------
Earnings from operations before minority interest...............           57,347           24,600               (261)      81,686
Less minority interest..........................................               --              727                 --          727
                                                                   --------------    -------------    ---------------    ---------
Earnings from operations........................................           57,347           23,873               (261)      80,959
Less preferred share dividends..................................            9,469            2,156                 --       11,625
                                                                   --------------    -------------    ---------------    ---------
Earnings from operations attributable to Common Shares - basic..   $       47,878    $      21,717    $          (261)   $  69,334
                                                                   ==============    =============    ===============    =========
Weighted average Common Shares outstanding - basic (t)..........           93,617           47,752                         141,369
                                                                   --------------    -------------                       ---------
Weighted average Common Shares outstanding - diluted (t)........           93,701           47,753                         141,454
                                                                   --------------    -------------                       ---------
Earnings from operations attributable to Common Shares per
 Common Share - basic...........................................   $         0.51    $        0.45                       $    0.49
                                                                   ==============    =============                       =========
Earnings from operations attributable to Common Shares per
 Common Share - diluted.........................................   $         0.51    $        0.45                       $    0.49
                                                                   ==============    =============                       =========
Reconciliation of earnings from operations attributable to
 Common Shares to funds from operations attributable to
 Common Shares:
Earnings from operations attributable to Common Shares - basic..   $       47,878    $      21,717    $          (261)   $  69,334
Add (deduct):
  Depreciation on real estate investments.......................           32,373           18,061              2,628 (q)   53,062
  Amortization related to Homestead convertible mortgages.......             (887)              --                 --         (887)
  Provision for possible loss on investments....................            3,000               --                 --        3,000
  Termination of interest rate lock.............................               --            5,965                 --        5,965
  Other.........................................................              148              727                 --          875
                                                                   --------------    -------------    ---------------    ---------
Funds from operations attributable to Common Shares - basic (u).           82,512           46,470              2,367      131,349
Add Series A Preferred Share dividends..........................            4,784               --                 --        4,784
                                                                   --------------    -------------    ---------------    ---------
Funds from operations attributable to
 Common Shares - diluted (u)....................................   $       87,296    $      46,470    $         2,367    $ 136,133
                                                                   ==============    =============    ===============    =========
Weighted average Common Shares outstanding - basic (u)..........           93,617           48,661                 --      142,278
                                                                   --------------    -------------    ---------------    ---------
Weighted average Common Shares outstanding - diluted (u)........          100,834           48,662                 --      149,496
                                                                   --------------    -------------    ---------------    ---------
Cash Flow Summary:
  Net cash provided by operating activities.....................   $       91,461    $      46,130    $         2,628    $ 140,219
  Net cash provided by (used in) investing activities...........         (160,304)        (216,301)               320     (376,285)
  Net cash provided by financing activities.....................   $       66,566    $     171,455    $            --    $ 238,021

  See accompanying notes to pro forma condensed statements of earnings from operations.

                          ARCHSTONE COMMUNITIES TRUST

           PRO FORMA CONDENSED STATEMENT OF EARNINGS FROM OPERATIONS

                          Year ended December 31, 1997
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                                         PTR           Atlantic          Pro Forma
                                                                      Pre-Merger      Pre-Merger          Merger         Archstone
                                                                    Pro Forma (p)    Pro Forma (n)    Adjustments (o)    Pro Forma
                                                                    -------------    -------------    ---------------    ---------
Revenues:
  Rental revenues...............................................   $      336,933    $     187,896    $            --    $ 524,829
  Interest income on Homestead convertible mortgages............           16,687               --                 --       16,687
  Other income..................................................            3,915              637                 --        4,552
                                                                   --------------    -------------    ---------------    ---------
                                                                          357,535          188,533                         546,068
                                                                   --------------    -------------    ---------------    ---------
Expenses:
  Rental expenses:
    Paid to affiliate...........................................              803            1,948                 --        2,751
    Paid to third parties.......................................           94,561           53,847                 --      148,408
  Real estate taxes.............................................           27,387           15,850                 --       43,237
  Depreciation on real estate investments.......................           54,020           30,870              4,657 (q)   89,547
  Interest......................................................           62,704           25,614             (1,109)(r)   87,209
  General and administrative:
    Paid to affiliate...........................................            4,377            1,375               (603)(s)    5,149
    Paid to third parties.......................................           10,395            4,866             (3,563)(s)   11,698
  Costs incurred in acquiring management companies from an
   affiliate....................................................           71,707               --                 --       71,707
  Other.........................................................            4,415              306                 --        4,721
                                                                   --------------    -------------    ---------------    ---------
      Total expenses............................................          330,369          134,676               (618)     464,427
                                                                   --------------    -------------    ---------------    ---------
Earnings from operations before minority interest...............           27,166           53,857                618       81,641
Less minority interest..........................................               --              945                 --          945
                                                                   --------------    -------------    ---------------    ---------
Earnings from operations........................................           27,166           52,912                618       80,696
Less preferred share dividends..................................           19,384            1,885                 --       21,269
                                                                   --------------    -------------    ---------------    ---------
Earnings from operations attributable to Common Shares - basic..   $        7,782    $      51,027    $           618    $  59,427
                                                                   ==============    =============    ===============    =========
Weighted average Common Shares outstanding - basic (t)..........           84,136           44,439                         128,575
                                                                   --------------    -------------                       ---------
Weighted average Common Shares outstanding - diluted (t)........           84,174           44,440                         128,614
                                                                   --------------    -------------                       ---------
Earnings from operations attributable to Common Shares per
 Common Share - basic...........................................   $         0.09    $        1.15                       $    0.46
                                                                   ==============    =============                       =========
Earnings from operations attributable to Common Shares per
 Common Share  diluted..........................................   $         0.09    $        1.15                       $    0.46
                                                                   ==============    =============                       =========
Reconciliation of earnings from operations attributable to
 Common Shares to funds from operations attributable to
 Common Shares:
Earnings from operations attributable to Common Shares - basic..   $        7,782    $      51,027    $           618    $  59,427
Add (deduct):
  Depreciation on real estate investments.......................           54,020           30,592              4,657 (q)   89,269
  Costs incurred in acquiring management companies from an
   affiliate....................................................           71,707               --                 --       71,707
  Provision for possible loss on real estate investments........            3,000              200                 --        3,200
  Amortization related to Homestead convertible mortgages.......           (1,281)              --                 --       (1,281)
  Minority interest.............................................               --              945                 --          945
                                                                   --------------    -------------    ---------------    ---------
Funds from operations attributable to Common Shares - basic (u).          135,228           82,764              5,275      223,267
Add Series A Preferred Share dividends..........................            9,934               --                 --        9,934
                                                                   --------------    -------------    ---------------    ---------
Funds from operations attributable to
 Common Shares - diluted (u)....................................   $      145,162    $      82,764    $         5,275    $ 233,201
                                                                   ==============    =============    ===============    =========
Weighted average Common Shares outstanding - basic (u)..........           84,136           45,045                 --      129,181
                                                                   --------------    -------------    ---------------    ---------
Weighted average Common Shares outstanding - diluted (u)........           92,496           45,046                 --      137,542
                                                                   --------------    -------------    ---------------    ---------
Cash Flow Summary:
  Net cash provided by operating activities.....................   $      163,924    $      90,525    $         5,628    $ 260,077
  Net cash used in investing activities.........................         (408,556)        (297,985)              (654)    (707,195)
  Net cash provided by financing activities.....................   $      242,672    $     209,102    $            --    $ 451,774

   See accompanying notes to pro forma condensed statements of earnings from operations

                          ARCHSTONE COMMUNITIES TRUST

                         NOTES TO PRO FORMA CONDENSED
                    STATEMENTS OF EARNINGS FROM OPERATIONS
        Six months ended June 30, 1998 and Year ended December 31, 1997
                                (In thousands)
                                  (Unaudited)

(m) Reflects PTR's historical statement of earnings from operations for the six months ended June 30, 1998.

(n) Reflects Atlantic's pre-Atlantic Merger pro forma statements of earnings from operations for the six months ended June 30, 1998 and the year ended December 31, 1997, as applicable, which are included on page 21 and page 22, respectively of this Current Report. The referenced pre-Atlantic Merger pro forma financial information gives effect to various pre-Atlantic Merger transactions consummated by Atlantic, as described on page 19.

(o) The relative impact of the Atlantic Merger-related increases in pro forma earnings from operations, cash provided by operating activities and funds from operations reflected in the accompanying pro forma condensed statement of earnings from operations should not be extrapolated to future periods due to larger bases of earnings from operations, funds from operations and weighted average shares outstanding in future periods resulting from actual and expected ongoing growth in the combined company's operations.

(p) Reference is made to PTR's Form 8-K filed on April 23, 1998 with the Securities and Exchange Commission, which is incorporated by reference, for the source of PTR's pro forma statement of earnings from operations for the year ended December 31, 1997, which gives pro forma effect to the following transactions as if the transactions had occurred on January 1, 1997:

     (i) the September 9, 1997 acquisition of PTR's REIT Manager and Property Manager, previously owned by Security Capital Group Incorporated ("Security Capital"), in exchange for PTR Common Shares. This transaction resulted in PTR becoming an internally managed real estate investment trust ("REIT"); and

     (ii) the 1997 acquisitions and dispositions of the multifamily communities reported in PTR's Form 8-K dated April 23, 1998.

          The pro forma financial statements incorporated by reference give effect, where appropriate, to a March 1998 accounting rule requiring that internal costs related to the acquisition of operating communities be expensed as incurred.

(q) Represents the net increase in depreciation of real estate as a result of the step-up in basis to record Atlantic's real estate at estimated fair value for the periods indicated:


                                                                                Six Months      Twelve Months
                                                                                  Ended             Ended
                                                                                 June 30,       December 31,
                                                                                   1998             1997
                                                                                ----------      -------------

      Step-up in real estate basis (see notes (d) and (h)).................     $  256,804      $     265,289
      Less: amount of step-up allocated to land and developments...........        (72,851)          (102,284)
                                                                                ----------      -------------
      Depreciable portion of step-up in basis..............................        183,953            163,005
                                                                                ----------      -------------
      Estimated annual incremental depreciation expense based on an
        assumed weighted average life of 35 years..........................          5,256              4,657
      Proration factor.....................................................            .50                  1
                                                                                ----------      -------------
      Estimated incremental depreciation...................................     $    2,628      $       4,657
                                                                                ==========      =============

                          ARCHSTONE COMMUNITIES TRUST

                         NOTES TO PRO FORMA CONDENSED
             STATEMENTS OF EARNINGS FROM OPERATIONS -- (Continued)

(r) The net decrease in interest expense results from the following for the periods indicated:

                                                                                  Six Months     Twelve Months
                                                                                     Ended           Ended
                                                                                   June 30,       December 31,
                                                                                     1998             1997
                                                                                  ----------     -------------

  Decrease in Atlantic loan cost amortization related to elimination of
    loan costs (See note (e))..................................................   $      261     $         353
  Increase related to borrowings on credit facilities to fund the Atlantic
   Merger-related costs identified in note (i).................................         (112)             (227)
  Decrease based on the pro forma effective interest rates resulting from the adjustments made to record Atlantic's debt at its estimated fair
    value (See note (f)).......................................................          483               983
                                                                                  ----------     -------------
  Net decrease in interest expense.............................................   $      632     $       1,109
                                                                                  ==========     =============

(s) Represents estimated cost savings resulting from operating efficiencies and economies of scale expected to occur as a result of the Atlantic Merger consisting of the following for the periods indicated:

                                                                                     Six Months     Twelve Months
                                                                                        Ended           Ended
                                                                                      June 30,       December 31,
                                                                                        1998             1997
                                                                                     ----------     -------------
  Salaries and benefits......................................................        $    1,372     $       2,903
  Professional fees..........................................................               145               294
  Other......................................................................               241               366
                                                                                     ----------     -------------
      Total..................................................................             1,758             3,563
      Less internal acquisition-related costs (1)............................              (295)               --
                                                                                     ----------     -------------
          Net general and administrative expense adjustment..................             1,463             3,563
                                                                                     ----------     -------------
  Reduction in administrative services paid to affiliate.....................               302               603
      Less internal acquisition-related costs (1)............................               (30)               --
                                                                                     ----------     -------------
          Net general and administrative expense adjustment..................               272               603
                                                                                     ----------     -------------
               Total savings.................................................        $    1,735     $       4,166
                                                                                     ==========     =============

(1) Represents the impact of a March 1998 accounting rule requiring that internal costs related to the acquisition of operating communities be expensed as incurred.

     Management believes that the cost savings in future periods will be greater than the amount summarized above as a result of incremental operating efficiencies and economies of scale which are expected to be realized in the future. Furthermore, management believes that there will be sufficient depth of management and personnel such that additional operating assets can be acquired, developed and managed without a direct proportional increase in personnel and other costs.

                          ARCHSTONE COMMUNITIES TRUST

                         NOTES TO PRO FORMA CONDENSED
              STATEMENTS OF EARNINGS FROM OPERATIONS -- (Continued)

(t) A reconciliation of the denominator used to compute basic earnings per share ("EPS") to the denominator used to compute diluted EPS is as follows for the periods indicated:

                                                                            Atlantic
                                                              PTR          Pre-Merger       Archstone
Six months ended June 30, 1998                             Historical       Pro Forma       Pro Forma
------------------------------                             ----------      ----------       ---------
Weighted average number of Common
Shares outstanding - basic..........................           93,617          47,752         141,369
Incremental options outstanding.....................               84               1              85
                                                               ------          ------         -------
Weighted average number of
Common Shares outstanding - diluted (1).............           93,701          47,753         141,454
                                                               ======          ======         =======


                                                                            Atlantic
                                                               PTR         Pre-Merger       Archstone
Twelve months ended December 31, 1997                       Pro Forma       Pro Forma       Pro Forma
-------------------------------------                       ---------      ----------       ---------
Weighted average number of Common Shares
outstanding - basic.................................           84,136          44,439         128,575

Incremental options outstanding.....................               38               1              39
                                                               ------          ------         -------
Weighted average number of Common Shares
outstanding - diluted (1)...........................           84,174          44,440         128,614
                                                               ======          ======         =======

(1) Weighted average Common Shares on a diluted basis excludes the impact of anti-dilutive convertible securities.

(u) Funds from operations represents net earnings computed in accordance with GAAP, before minority interest, excluding real estate depreciation, gains (or losses) from depreciated real estate, provisions for possible losses, non-cash interest income, extraordinary items, and significant non-recurring items. Funds from operations should not be considered as an alternative to net earnings or any other GAAP measurement of performance as an indicator of operating performance or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Management believes that funds from operations is helpful to a reader as a measure of the performance of an equity REIT because, along with cash flow from operating, financing and investing activities, it provides a reader with an indication of the ability of Archstone to incur and service debt, to make capital expenditures and to fund other cash needs. The funds from operations measure presented by Archstone, while consistent with the National Association of Real Estate Investment Trusts' definition, will not be comparable to similarly titled measures of other REITs which do not compute funds from operations in a manner consistent with Archstone. Funds from operations is not intended to represent cash available to shareholders. Furthermore, management believes that an understanding of funds from operations will enhance the reader's comprehension of the impact of the Atlantic Merger, which was a consideration of PTR's Board of Trustees and Atlantic's Board of Directors in approving the Atlantic Merger.

                          ARCHSTONE COMMUNITIES TRUST

                         NOTES TO PRO FORMA CONDENSED
             STATEMENTS OF EARNINGS FROM OPERATIONS -- (Concluded)

     A reconciliation of the denominator used to compute basic funds from operations per common share to the denominator used to compute diluted funds from operations per common share is as follows:

                                                                                        Atlantic
                                                                      PTR              Pre-Merger               Archstone
  Six months ended June 30, 1998                                  Historical            Pro Forma               Pro Forma
  ------------------------------                                 ------------        ---------------          -------------
Funds from operations - weighted average number
 of Common Shares outstanding - basic.......................           93,617                 48,661(1)             142,278

Assumed conversion of Series A Preferred
 Shares into Common Shares..................................            7,133                     --                  7,133

Incremental options outstanding.............................               84                      1                     85
                                                                 ------------         --------------          -------------
Funds from operations - weighted average number
 of Common Shares outstanding - diluted.....................          100,834                 48,662                149,496
                                                                 ============         ==============          =============

                                                                                        Atlantic
                                                                     PTR               Pre-Merger               Archstone
  Twelve months ended December 31, 1997                           Pro Forma             Pro Forma               Pro Forma
  -------------------------------------                          ------------        ---------------          -------------
Funds from operations - weighted average number
 of Common Shares outstanding - basic.......................           84,136                 45,045(1)             129,181

Assumed conversion of Series A Preferred Shares into
 Common Shares..............................................            8,322                     --                  8,322

Incremental options outstanding.............................               38                      1                     39
                                                                -------------       ----------------         --------------
Funds from operations - weighted average number
 of Common Shares outstanding - diluted.....................           92,496                 45,046                137,542
                                                                =============       ================         ==============

(1) With respect to funds from operations, weighted average Atlantic Common Shares outstanding assumes the exchange of a minority partner's interest for Atlantic Common Shares.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ARCHSTONE COMMUNITIES TRUST


                                                    By: /s/ William Kell
                                                        ----------------
                                                          William Kell
                                                      Senior Vice President
                                                  (Principal Financial Officer)

                                                    BY: /s/ Ash K. Atwood
                                                        -----------------
                                                          Ash K. Atwood
                                                          Vice President
                                                 (Principal Accounting Officer)

Date: September 1, 1998

                               INDEX TO EXHIBITS

     Certain of the documents are filed herewith. Certain other of the following documents have been previously filed with the Securities and Exchange Commission and, pursuant to rule 12b-32, are incorporated herein by reference.


Number                           Description
------                           -----------
 4.1 Indenture, dated as of August 14, 1997, between Atlantic and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit
      4.8 to Atlantic's Form S-11 Registration Statement (File No. 333-30747))

12.1  Computation of Ratio of Earnings to Fixed Charges

12.2 Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

99.1 Summary of Security Capital Atlantic Incorporated development communities under construction as of June 30, 1998